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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 1996


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


    Delaware                    33-72806, 33-94784         33-0592719
    --------                    ------------------         ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE    (I.R.S. EMPLOYER
     OF INCORPORATION)              NUMBERS)          IDENTIFICATION NO.)


                                 6555 Katella Avenue
                                  Cypress, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------------

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of 4
                           Exhibit Index appears on Page 4


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Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the August 15, 1996 Distribution Date for the Collection Period ending July 31, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  August 15, 1996                By:  HIROSHI TANAKA
     -------------------                    --------------
                                       Name: Hiroshi Tanaka
                                       Title:   Secretary and Treasurer



                                          3

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                                  INDEX TO EXHIBITS


                                                                SEQUENTIALLY
EXHIBIT                                                          NUMBERED
 NUMBER                       EXHIBIT                              PAGE
- - -----------                   -------                              ----

  5.1                   Monthly Servicer's Certificate
                        with respect to the August 15,
                        1996 Distribution Date for the
                        Collection Period ending July 31,
                        1996.


                                          4